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PricewaterhouseCoopers [LOGO]
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                                             PricewaterhouseCoopers LLP
                                             600 Grant Street
                                             Pittsburgh PA 15219
                                             Telephone (412) 355 6000


September 11, 2000



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Commissioners:

We have read the statements made by Anker Coal Group Incorporated (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K as part of the Company's Form 8-K report dated September 12, 2000. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP